EXHIBIT 10.13

AMENDMENT NUMBER TWO AND WAIVER
TO LOAN AND SECURITY AGREEMENT

        This AMENDMENT NUMBER TWO AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 14, 2005, by the lenders identified on the signature pages hereof (the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”; and together with the Lenders, the “Lender Group”), as the arranger and administrative agent for the Lenders, and EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”), with reference to the following:

        WHEREAS, Parent, Borrowers, and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

        WHEREAS, Borrowers and the Lender Group have agreed to amend the Loan Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     Amendments to Loan Agreement and Schedules to Loan Agreement.

(a)   Section 6.8(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“At Borrowers’ expense (i) maintain insurance respecting Parent’s, each Borrower’s, and each of their respective Subsidiaries’ assets wherever located covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses, (ii) maintain public liability insurance, aircraft public liability insurance (including passenger legal liability and aircraft war risk and allied perils insurance in accordance with London form AVN52C (as in effect on September 1, 2001) or its equivalent form reasonably acceptable to the Agent), cargo liability insurance, and product liability insurance, and (iii) maintain, with respect to the Aircraft Collateral, all-risk ground and flight aircraft hull insurance covering each piece of Aircraft Collateral and all-risk ground coverage of Aircraft engines and parts while removed from the relevant Aircraft and replaced by similar components (including, without limitation, war risk and allied perils insurance, including hijacking, governmental confiscation and expropriation (other than by the government of registry of the relevant Aircraft) in accordance with London form LSW555B or its equivalent form reasonably acceptable to the Agent); provided that with respect to any aircraft that is grounded and taken out of active service, Borrowers may reduce the insurance coverage to all-risk ground coverage for the duration of the time that such aircraft is grounded and out of service so long as Administrative Borrower (x) provides Agent with written notice of (1) the change in coverage from all-risk flight and ground coverage to all-risk ground coverage immediately upon the effectiveness of such change in coverage and (2) the expected duration of such aircraft’s removal from service, and provides Agent with a copy of the amended certificate of insurance issued by the broker reflecting such change in coverage promptly after issuance by the broker, (y) provides notice to Agent of any subsequent change in such aircraft’s operational status, and (z) if such aircraft is returned to service, provides Agent with written notice of the change in insurance coverage from all-risk ground coverage to all-risk flight and ground coverage immediately upon the effectiveness of such change in coverage and provides Agent with a copy of the amended certificate of insurance issued by the broker reflecting such change in coverage promptly after issuance by the broker.”

(b)   Schedule A-2 to the Loan Agreement is hereby amended and restated in its entirety by replacing such schedule with the Schedule A-2 attached to this Amendment.

3.     Waivers.

(a)   The Lender Group hereby waives the Event of Default that has occurred under Section 8.9(a) of the Loan Agreement as a result of the occurrence of a default at the final maturity of the obligations under that certain Secured Loan Agreement, dated as of May 7, 1999, as amended, among FINOVA Capital Corporation, Wilmington Trust Company not in its individual capacity but solely as Owner Trustee, and Evergreen International Aviation, Inc., as assignee of Evergreen Holdings, Inc. (as successor to 747 Inc. and King, Christian Inc.), and Delford M. Smith.

(b)   The Lender Group hereby waives the Event of Default that has occurred under Section 8.2(a) of the Loan Agreement as a result of the failure by the Borrowers to maintain full insurance coverage on certain grounded aircraft, as required under Section 6.8(a) of the Loan Agreement.

(c)   The Lender Group hereby waives the Event of Default that has occurred under Section 8.2(a) of the Loan Agreement as a result of the Borrowers making a $2,000,000 advance payment toward the purchase or lease of two 747-230SF airplanes (serial number 23286, Icelandic registration mark TF-AMF and serial number 23287, German registration mark D-ABZA) (the “Designated 747‘s”) in violation of Section 7.12 of the Loan Agreement.

(d)   The Lender Group hereby waives the Event of Default that has occurred under Section 8.2(a) of the Loan Agreement as a result of the Borrowers’ use of $990,925 of the proceeds of Advances to renovate the Designated 747‘s in violation of Section 7.16 of the Loan Agreement.

4.     Agreements Relating to Financing the Designated 747‘s.

(a)   Within 60 days after the date of this Amendment, the financing (the “747 Financing”) for the Designated 747‘s shall have closed (including the refunding or repayment to the Borrowers of the $2,000,000 advance payment previously made with respect to the Designated 747‘s), which financing shall consist either of (a) a financing lease between Ventures Acquisition (or any other Affiliate of the Borrowers), as lessor, and one of the Borrowers, as lessee, on terms and conditions that are permitted under the Loan Agreement and, in addition, are satisfactory to the Lender Group or (b) a financing lease between an unaffiliated bank or finance company that is in the business of leasing aircraft, as lessor, and one of the Borrowers, as lessee, on terms and conditions that are permitted under the Loan Agreement; provided that the failure to close the 747 Financing within the 60 day period shall not constitute an Event of Default under the Loan Agreement.

(b)   The interest rate applicable to all Obligations shall be set at a premium rate equal to the rate of interest that is set forth in Section 2.6(c) of the Loan Agreement until the 747 Financing has closed in accordance with Section 4(a) above.

(c)   The Limited Guaranty of Delford M. Smith, required under Section 5(e) of this Amendment shall remain in full force and effect until the 747 Financing has closed in accordance with Section 4(a) above.

(d)   Notwithstanding anything to the contrary in the Loan Agreement, the Borrowers may use the proceeds of Advances to continue the renovation of the Designated 747‘s prior to the closing of the 747 Financing provided that the aggregate amount of the Borrowers’ expenditures related to the Designated 747‘s, including the $2,000,000 advance payment and the cost of all renovations (including, in the event the Borrowers decide to re-deliver the Designated 747‘s to the seller rather than pursue the 747 Financing, the cost to remove reusable equipment previously installed by the Borrowers and the total cost to re-deliver the Designated 747‘s), does not exceed $5,000,000 until such time as the 747 Financing has closed in accordance with Section 4(a) above. On a biweekly basis commencing on June 24, 2005, the Borrowers shall provide documentation to the Lenders, in form and substance reasonably satisfactory to the Lenders, verifying any or all of their expenditures related to the Designated 747‘s, such documentation to be certified by the Parent’s chief financial officer pursuant to a certificate in the form attached hereto as Exhibit B.

(e)   The Borrowers shall deliver to the Lenders, promptly after receipt thereof, copies of any financing proposals received by the Borrowers or their Affiliates related to the 747 Financing.

5.     Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)   Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)   Agent shall have received (for the pro-rata benefit of each Lender) an amendment fee from the Borrowers in the amount of $100,000.

(c)   The Lenders shall have received copies of all financing proposals received by the Borrowers or their Affiliates with respect to the 747 Financing.

(d)   The Lenders shall have received from the Borrowers an accounting summary of all costs and expenses incurred up to the date hereof in connection with the renovation work on the Designated 747‘s, which summary shall be in such detail as is reasonably satisfactory to the Lenders and shall be certified by the Parent’s chief financial officer pursuant to a certificate in the form attached hereto as Exhibit B.

(e)   Agent shall have received a Limited Guaranty, in form and substance satisfactory to Agent, duly executed by Delford M. Smith, and the same shall be in full force and effect.

(f)   Agent shall have received that certain Amendment Number One to Aircraft Security Agreement, in form and substance satisfactory to Agent, duly executed by the parties thereto, and the same shall be in full force and effect.

(g)   Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(h)   After giving effect to the provisions of Section 3 hereof, the representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(i)   After giving effect to the provisions of Section 3 hereof, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(j)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

6.     Representations and Warranties.

(a)   Parent and each Borrower represents and warrants to the Lender Group that the aggregate amount of costs and expenses incurred by the Borrowers relating to the renovation of the Designated 747‘s, up to the date hereof, is $990,925 and that the figures contained in the accounting summary provided to the Lenders pursuant to Section 5(d) hereof are true and correct.

(b)   Parent and each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

7.     Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

8.     Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

9.     Effect on Loan Documents.

(a)   The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b)   Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c)   To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d)   This Amendment is a Loan Document.

10.     Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

11.     Release. For good and valuable consideration, receipt of which is hereby acknowledged Parent and the Borrowers hereby release each member of the Lender Group, their respective successors and assigns, and their former, present and future officers, employees, agents, representatives and shareholders from any obligations, claims, actions, causes of action, suits, liabilities, damages, and demands whatsoever, in law or equity, whether known or unknown which Parent or the Borrowers now has or at any time has had arising out of or relating to, indirectly or directly, any acts or omissions of any member of the Lender Group with respect to this Amendment, the other Loan Documents, or the administration of the debtor-creditor relationship between Parent and the Borrowers, on the one hand, and the Lender Group, on the other hand.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Treasurer
EVERGREEN INTERNATIONAL AIRLINES, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Treasurer

SYS-TEMS LOGISTIX, INC., a Delaware corporation.

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN AIR CENTER, INC, an Oregon corporation

By: /s/ Gwenna R. Wootress
Title: Secretary

EVERGREEN HELICOPTERS, INC., an Oregon corporation.

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN AIRCRAFT SALES AND LEASING CO., a Nevada corporation.

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC., a Delaware corporation.

By: /s/ John A. Irwin
Title: Treasurer

[Signature Page to Amendment Number Two (Page 1 of 2)]

EVERGREEN HELICOPTERS INTERNATIONAL, INC., a Texas corporation

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN EQUITY, INC., a Nevada corporation

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN HELICOPTERS OF ALASKA, INC., an Alaska corporation

By: /s/ John A. Irwin
Title: Treasurer

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By: /s/ Thomas Forbath
Title: VP/Senior Account Executive

ABLECO FINANCE, LLC, a Delaware limited liability company, on behalf of itself and its affiliate assigns, as a Lender

By: /s/ Kevin Genda
Title: Senior Vice President

[Signature Page to Amendment Number Two (2 of 2)]